UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 12, 2012

POLYPORE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

(704) 587-8409

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Polypore International, Inc. (“Polypore” or the “Company”) will host an investor meeting and tours of its Charlotte, NC and Concord, NC production facilities beginning at 7:30 A.M. today, Wednesday, September 12, 2012.  Polypore will provide a live webcast of the management presentations, which will address the Company’s strategy, competitive position and core technology competencies, and will make the slides accompanying all of the sessions, including presentations addressing membrane process and product technology as well as lithium battery technology, available through the Investor Relations section of its website at www.polypore.net. A replay of the investor day webcast will be available for 90 days.  A copy of the slide presentations from the investor day is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Polypore International, Inc. Investor Day 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.
(Registrant)

Date: September 12, 2012	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer